INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP 420877 20 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

HAYNES INTERNATIONAL,  INC.

(hereinafter, the “Corporation”) transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the rovisions of the Corporation’s Certificate of Incorporation, as amended, and By-laws, as amended. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

VICE PRESIDENT-GENERAL COUNSEL AND CORPORATE SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A.
BY	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED — MINNEAPOLIS

THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UTMA —	Custodian
			(Cust)	(Minor)
TEN ENT	—	as tenants by entireties	under Uniform Transfers to Minors

JT TEN	—	as joint tenants with right of survivorship	Act
		and not as tenants in common	(State)
Additional abbreviations may also be used though not in above list.

For value received                hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                             Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                             Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH  AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES  TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK  STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR  THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT  BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.